                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                           _____________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                            ___________________


                              August 16, 1996
             (Date of Report; Date of Earliest Event Reported)


                      CHAMPION HEALTHCARE CORPORATION
           (Exact Name of Registrant as specified in its Charter)


 Delaware                        0-11851                    59-2283872
(State of Incorporation)    (Commission File No.)         (IRS Employer
                                                        Identification No.)



515 W. Greens Road, Suite 800, Houston, Texas                   77067
(Address of Principal Executive Offices)                    (Zip Code)


                                (713) 583-5491
            (Registrant's telephone number, including area code)




       (Former name or former address, if changed since last report)

Items 1-4.  Not Applicable.

Item 5.     Other Events.

            Filed as Exhibit 99.1 hereto is the joint press release, dated

August 20, 1996, of Paracelsus Healthcare Corporation, a California

corporation ("Paracelsus") and Champion Healthcare Corporation, a

California corporation (the "Registrant"), announcing, among other things,

consummation of the merger of the Registrant with a wholly owned subsidiary of

Paracelsus pursuant to the Amended and Restated Agreement and Plan of

Merger, dated as of May 29, 1996, by and among the Registrant, Paracelsus and PC Merger Sub, Inc., a Delaware corporation ("the Merger Agreement"),

on August 16, 1996.

Item 6.  Not Applicable.

Item 7.  Financial Statements
          Pro Forma Financial Information and Exhibits.

 (a)-(b) Not Applicable.

     (c) Exhibits Required by Item 601 of Regulation S-K


       99.1. Joint Press Release, dated August 20, 1996 of Paracelsus and the Registrant

Item 8.  Not Applicable.

                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 20, 1996


                              CHAMPION HEALTHCARE CORPORATION



                              By  /s/ James G. VanDevender
                                  James G. VanDevender
                                  Executive Vice President and
                                  Chief Financial Officer

                               EXHIBIT INDEX



Exhibit No. Description

  99.1. Joint Press Release, dated August 20, 1996 of Paracelsus and the Registrant